Exhibit 23(i)7

                                   KUTAK ROCK
                                   SUITE 2100
                           225 PEACHTREE STREET, N.E.
                           ATLANTA, GEORGIA 30303-1731
                                  404-222-4600
                             FACSIMILE 404-222-4654
                            http://www.kutackrock.com

                                February 15, 1999



First Investors Management
  Company, Inc.
95 Wall Street
New York, New York 10005-4297

        Re:    First Investors Multi-State Insured Tax Free Fund

Gentlemen:

        We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 23 to the Registration Statement on form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.


                                                   Very truly yours,

                                                   /s/ Michael K. Wolensky
                                                   Michael K. Wolensky
                                                   on behalf of KUTAK ROCK